Exhibit 10.2
Execution Version

FIRST AMENDMENT AND CONSENT TO
AMENDED AND RESTATED LOAN, SECURITY AND GUARANTEE AGREEMENT

THIS FIRST AMENDMENT AND CONSENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTEE AGREEMENT (this “Amendment”) is dated as of August 16, 2017, by and among KRATON CORPORATION, a Delaware corporation (the “Parent”), KRATON POLYMERS U.S. LLC, a Delaware limited liability company (the “Initial U.S. Borrower”), KRATON CHEMICAL, LLC, a Delaware limited liability company (the “Added U.S. Borrower”), KRATON POLYMERS NEDERLAND B.V., a besloten vennootschap met beperkte aansprakelijkheid (a private limited liability company) organized under the laws of the Netherlands (the “Initial Dutch Kraton Borrower” and, together with the Initial U.S. Borrower and the Added U.S. Borrower, the “Borrowers” and each, a “Borrower”), certain other subsidiaries of the Parent as Guarantors (such subsidiaries, together with the Borrowers, collectively, the “Loan Parties” and individually, each a “Loan Party”), the financial institutions party to the Loan Agreement from time to time as lenders (collectively, the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral agent, administrative agent and security trustee for itself and the other Secured Parties (as that term is defined in the Loan Agreement (as defined below)) (together with its successors in such capacities, the “Agent”).
RECITALS
A.WHEREAS, on January 6, 2016, the Loan Parties, the Lenders and the Agent entered into that certain Amended and Restated Loan, Security and Guarantee Agreement (as amended, amended and restated, extended, joined, supplemented and/or otherwise modified from time to time, the “Loan Agreement”);
B.    WHEREAS, certain of the Loan Parties desire to enter into an amendment to the Term Loan Agreement (as that term is defined in the Loan Agreement) which amendment, among other things, will establish a tranche of term loans denominated in Euros (the “Euro Term Loan”);
C.    WHEREAS, establishment of the Euro Term Loan under the Term Loan Agreement requires certain amendments to the ABL Intercreditor Agreement (as that term is defined in the Loan Agreement) which are subject to consent of all of the Lenders pursuant to the provisions of Section 14.1.1(d) of the Loan Agreement;
D.    WHEREAS, in connection with the amendment to the Term Loan Agreement, the Loan Parties also desire to make certain other amendments to the Loan Agreement;
E.    WHEREAS, the Loan Parties have requested that the Agent and the Lenders amend the Loan Agreement as more particularly set forth herein, including consenting to certain amendments to the ABL Intercreditor Agreement; and
F.    WHEREAS, the Agent and all of the Lenders are willing to approve the amendments, and provide the consents, contained herein, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
1.01    Certain Matters of Construction. All capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement. The provisions of Section 1.4 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.
ARTICLE II
Amendments
Effective as of the First Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:
2.01    Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions, each to be inserted in proper alphabetical order and to read as follows:
“Bail-In Action: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
Bail-In Legislation: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
EEA Financial Institution: (a) any credit institution or investment firm established in an EEA Member Country that is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above; or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in the foregoing clauses and is subject to consolidated supervision with its parent.
EEA Member Country: any of the member states of the European Union, Iceland, Liechtenstein and Norway.
EEA Resolution Authority: any public administrative authority or any Person entrusted with public administrative authority of an EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
EU Bail-In Legislation Schedule: the EU Bail-In Legislation Schedule published by the Loan Market Association, as in effect from time to time.

Write-Down and Conversion Powers: the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which powers are described in the EU Bail-In Legislation Schedule.”
2.02    Amendment to Section 10.1.9 of the Loan Agreement. Section 10.1.9 of the Loan Agreement is hereby amended by adding a new subsection (c), which shall read in its entirety as follows:
“(c) The Parent will cause any Foreign Subsidiary which, pursuant to the Term Loan Agreement, guarantees Debt in respect of the Term Loan Agreement, to become a Dutch Kraton Facility Guarantor hereunder upon (i) the execution and delivery to the Agent by such Foreign Subsidiary of a supplement or joinder to this Agreement, substantially in the form of Exhibit G, and (ii) the completion of the Agent's and each applicable Lender's due diligence to its reasonable satisfaction and of compliance procedures for applicable "know your customer" and anti-money laundering rules. Notwithstanding the foregoing, at the election of Foreign Loan Party Agent and pursuant to the documentation, conditions precedent, and provisions specified in Section 10.1.9(a), any such Foreign Subsidiary organized under the laws of The Netherlands may become a Dutch Borrower hereunder.”
2.03    Amendment to Section 14 of the Loan Agreement; Addition of new Section 14.24. Section 14 of the Loan Agreement is hereby amended by adding a new Section 14.24 to read in its entirety as follows:
“14.24    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties, each party hereto (including each Secured Party) acknowledges that any liability arising under a Loan Document of any Secured Party that is an EEA Financial Institution, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority, and agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Loan Documents which may be payable to it by any Secured Party that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”
ARTICLE III
Consent
3.01    Amendment to Intercreditor Agreement. Notwithstanding anything to the contrary contained in the Loan Agreement or any other Loan Document, as of the First Amendment

Effective Date, each Lender hereby consents to an amendment to, or an amendment and restatement of, the ABL Intercreditor Agreement to provide and reflect that any Investment Property that is a Foreign Asset (as defined in the ABL Intercreditor Agreement) or any Pledged Debt described and defined in the Pledge and Security Agreement (as defined in the Term Loan Agreement as if the Foreign Domiciled Grantor were a Grantor thereunder) that is a Foreign Asset (but in no event to include any Accounts and Credit Card Receivables, as defined in the ABL Intercreditor Agreement, or Chattel Paper) shall instead constitute Fixed Asset Priority Collateral in lieu of ABL Priority Collateral. In furtherance of the foregoing, each Lender hereby authorizes and directs the Agent to enter into and execute and deliver an amendment to, or an amendment and restatement of, the ABL Intercreditor Agreement on behalf of such Lender and agrees that the Agent, in its various capacities thereunder, may take such actions on its behalf and on behalf of the Lenders as is contemplated by this Amendment and/or the terms of the ABL Intercreditor Agreement, including (x) the execution and delivery of any additional Loan Documents or amendment or supplement of existing Loan Documents required or deemed necessary or advisable by the Agent in connection with the amendment to, or the amendment and restatement of, the ABL Intercreditor Agreement in accordance with the terms hereof and (y) the delivery to the Initial Fixed Asset Collateral Agent of all instruments evidencing pledged debt and all equity certificates and any other similar collateral previously delivered to the Agent that as of the First Amendment Effective Date shall constitute Fixed Asset Priority Collateral.

ARTICLE IV
No Waiver
4.01    No Waiver. Except as set forth in Section 3.01, nothing contained in this Amendment shall be construed as a waiver by the Agent or the Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among the Loan Parties, the Agent and/or the Lenders, and the failure of the Agent and/or the Lenders at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of the Agent and/or the Lenders to thereafter demand strict compliance therewith. Nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent’s or any Lender’s right to exercise any right, privilege or remedy in connection with the Loan Agreement or any other Loan Documents, each as amended hereby, (ii) except as expressly provided herein, amend or alter any provision of the Loan Agreement or any other Loan Documents or any other related contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any party to the Loan Agreement or any other Loan Documents.
ARTICLE V
Conditions Precedent
5.01    Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent (the date on which the conditions have been satisfied or waived in writing by the Agent being the “First Amendment Effective Date”), with the form, substance and results of each deliverable being reasonably satisfactory to the Agent:

(a)    the Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Loan Parties, (ii) the Agent and (iii) each Lender;
(b)    All fees and expenses required to be paid hereunder by the Loan Parties to the Agent (including, without limitation, the reasonable and documented fees, charges and disbursements of one counsel for the Agent) shall have been paid in full to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date;
(c)    The representations and warranties contained herein and in Section 9 of the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the First Amendment Effective Date (without duplication of any materiality qualifier contained therein), except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; and
(d)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by the Agent and the Lenders.
ARTICLE VI
Ratifications, Representations and Warranties
6.01    Ratifications. Except as expressly modified and superseded by, or pursuant to, this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are expressly incorporated herein, ratified and confirmed, and shall continue in full force and effect, in each case as amended and modified by this Amendment. Each Loan Party and Lender agree that the Loan Agreement, as amended hereby, and the other Loan Documents, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Loan Party hereby agrees that all Liens against its assets pledged and/or granted as Collateral pursuant to the Security Documents continue in full force and effect in respect of, and to secure, the payment and performance of the Obligations under the Loan Agreement and the other Loan Documents.
6.02    Representations and Warranties. Each Loan Party hereby represents and warrants to each Lender that, immediately before and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Loan Party and will not violate the organizational or governing documents of such Loan Party; (b) the representations and warranties contained in Section 9 of the Loan Agreement, as amended hereby, and in any other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent and the Lenders; and (d) no Loan Party has amended its organizational or governing documents since the date of execution of the Loan Agreement other than as has been previously disclosed to the Agent.

ARTICLE VII
Miscellaneous Provisions
7.01    Reference to Loan Agreement. On and after the First Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment. On and after the First Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Loan Agreement (as specifically amended by this Amendment) and the other Loan Documents.
7.02    Expenses of the Agent. The Loan Parties agree that all reasonable and documented out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, including, without limitation, the reasonable and documented fees, charges and disbursements of one legal counsel for the Agent, are expenses that the Loan Parties are required to pay or reimburse to Section 3.4 of the Loan Agreement.
7.03    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.
7.04    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, the Loan Parties and their respective successors and assigns, except that (i) no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders, and (ii) neither the Agent nor any Lender may assign any of its rights or obligations hereunder unless such assignee is an Eligible Assignee.
7.05    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of a signature page of this Amendment by telecopy, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.
7.06    Effect of Waiver. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.07    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW AND FEDERAL LAWS RELATING TO NATIONAL BANKS).
7.08    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not limit or otherwise affect the interpretation of this Amendment.
7.09    Final Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all previous and contemporaneous negotiations, promises, covenants, understandings, agreements, representations and warranties in respect thereof, whether oral or written, all of which have become merged and fully integrated into this Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.
KRATON POLYMERS U.S. LLC
KRATON CHEMICAL, LLC,
each as a U.S. Borrower and a Guarantor
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON CORPORATION, as Parent and a Guarantor
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM US HOLDINGS INC.
AZ CHEM US INC.
ELASTOMERS HOLDINGS LLC
KRATON POLYMERS LLC
KRATON POLYMERS CAPITAL CORPORATION
each as a Guarantor
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM HOLDINGS LP, as a Guarantor

By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

AZ CHEM INTERMEDIATE LP, as a Guarantor

By: AZ Chem Partners I LLC, its general partner
By: AZ Chem Holdings LP, its sole member
By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS I LLC, as a Guarantor

By: AZ Chem Holdings LP, its sole member
By: AZ Chem Partners II LLC, its general partner
By: Kraton Polymers LLC, its sole member
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS II LLC, as a Guarantor

By: Kraton Polymers LLC, its sole member
By: /s/ Stephen E. Tremblay

Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS NEDERLAND B.V., as Initial Dutch Kraton Borrower

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

KRATON POLYMERS HOLDINGS B.V.,
as a Foreign Guarantor
By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

K.P. GLOBAL HOLDINGS C.V.,
as a Foreign Guarantor

By: KP International Holdings LLC, its general partner
By: Kraton Holdings C.V., its sole member
By: Kraton Holdings II LLC, its general partner
By: Kraton C.V., its sole member
By: Kraton Holdings I LLC, its general partner
By: KP International C.V., its sole member
By: Kraton Polymers U.S. LLC, its general partner
By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KP INTERNATIONAL C.V.,
as a Foreign Guarantor
By: Kraton Polymers U.S. LLC, its general partner
By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

KP INTERNATIONAL HOLDINGS LLC, as a Foreign Guarantor

By: Kraton Holdings C.V., its sole member
By: Kraton Holdings II LLC, its general partner
By: Kraton C.V., its sole member
By: Kraton Holdings I LLC, its general partner
By: KP International C.V., its sole member
By: Kraton Polymers U.S. LLC, its general partner
By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

AGENT AND LENDERS:
BANK OF AMERICA, N.A., as Agent and
a U.S. Lender
By: /s/ Brandon Watkins
Name: Brandon Watkins
Title: Senior Vice President

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

BANK OF AMERICA, N.A. (acting through its London, England Branch), as a Dutch Lender
By: /s/ Brandon Watkins
Name: Brandon Watkins
Title: Senior Vice President

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By: /s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Dutch Lender

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Dutch Lender

By: /s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a U.S. Lender

By: /s/ G. Andrew Keith
Name: G. Andrew Keith
Title: Executive Director

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Dutch Lender

By: /s/ G. Andrew Keith
Name: G. Andrew Keith
Title: Executive Director

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Lender

By: /s/ Frank Fazio
Name: Frank Fazio
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Lender

By: /s/ Philip Saliba
Name: Philip Saliba
Title: Director

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Dutch Lender

By: /s/ Frank Fazio
Name: Frank Fazio
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Dutch Lender

By: /s/ Philip Saliba
Name: Philip Saliba
Title: Director

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By: /s/ Timothy J. Whitefoot
Name: Timothy J. Whitefoot
Title: Authorized Officer

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

JPMORGAN CHASE BANK, N.A., as a Dutch Lender

By: /s/ Matthew Sparks
Name: Matthew Sparks
Title: Authorised Officer

[Signature Page to First Amendment and Consent to Amended and Restated Loan, Security and Guarantee Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: /s/ Krista Mize
Name: Krista Mize
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Loan, Security and Guarantee Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Dutch Lender

By: /s/ N B Hogg
Name: N B Hogg
Title: Authorised Signatory

[Signature Page to First Amendment to Amended and Restated Loan, Security and Guarantee Agreement]